SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

webMethods, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State of Other Jurisdiction of Incorporation)	001-15681 (Commission File Number)	54-1807654 IRS Employer Identification Number)

3930 PENDER DRIVE, FAIRFAX, VIRGINIA (Address of Principal Executive Offices)	22030 (Zip Code)

     Registrant’s telephone number, including area code: (703) 460-2500

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Exhibit
99.1	Press Release dated July 22, 2004

Item 12. Results of Operations and Financial Condition.

     On July 22, 2004, webMethods, Inc. issued a press release announcing financial results for its first fiscal quarter ended June 30, 2004 and a conference call to discuss financial results and future guidance. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.
By:	/S/ MARY DRIDI
Mary Dridi
Chief Financial Officer

Dated: July 22, 2004

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated July 22, 2004